                                THE HARTFORD'S BUILDER
                           Hartford Life Insurance Company

         Supplement Dated December 20, 1995 to The Hartford's Builder
                         Prospectus dated May 1, 1995


The subsection of the prospectus entitled "The Company" is amended as follows:

Effective December 20, 1995, Hartford Fire Insurance Company became an independent, publicly traded corporation and is no longer a subsidiary of ITT Corporation.